Exhibit 99.1

May 22, 2006 Westin St. Francis Hotel Bob Stanzione, Chairman & CEO Jim Bauer, VP-Investor Relations (www.arrisi.com) JPMorgan Technology Conference San Francisco, California

Safe Harbor This presentation contains forward-looking statements concerning projections of revenues, income and other financial items; plans and objectives for future operations, products and services; future economic performance; and the assumptions underlying or relating to the foregoing. The statements in this presentation that use such words as "believe," "expect," "intend," "anticipate," "contemplate," "estimate," or "plan," or similar expressions are also forward-looking statements. Actual results may differ materially from those contained in any forward-looking statement or from those which could be expected to accompany such statements. Specific factors which could cause such material differences include the following: the timing of the introduction and the performance factors of certain new ARRIS products; design or manufacturing defects in our products which could curtail sales and subject us to substantial costs for removal, replacement and reinstallation of such products; manufacturing or product development problems that we do not anticipate; an inability to absorb or adjust our costs in response to lower sales volumes than we anticipate; loss of key management, sales or technical employees; decisions by our larger customers to cancel contracts or orders as they are entitled to do or not to enter into new contracts or orders with us because of dissatisfaction, technological or competitive changes, changes in control or other reasons. Other risks involve capital spending levels by our customers based in part on demand for broadband services, customer adoption of our technologies, the development and marketing of technology by our competitors and the risks associated with potential acquisitions of competitors, additional lines of business and/or product and services offerings. The above listing of factors is representative of the factors which could affect our forward-looking statements and is not intended as an all encompassing list of such factors. We disclaim any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.

Who we are.... Provider of access solutions for delivery of data, voice and video services over HFC Largest "pure-play" in VoIP & High Speed Data Leader in fast growing market segments of Cable Telephony and Converged IP services over cable Enabler of cable operators' ability to compete with telcos and satellite and offer "triple-play"

Worldwide Presence allows ARRIS to Benefit from Industry Macro trends.... Engineering Tech Support Sales & Admin Melbourne Around The World... Around The Clock! Amsterdam Philadelphia Boston Chicago Atlanta-HQ Manila Tokyo Santiago London Cork Denver Barcelona Hong Kong Seoul Beijing Chengdu

ARRIS Worldwide Customer Base…

Canada
- Eastlink
- Capella/Videotron
- Rogers

Latin America
- VTR – Chile
- BCD/Cablevision – Argentina
- CableMas – Mexico
- Liberty – Puerto Rico
- Cable Bahamas – Bahamas
  - Plus 10 Others

United States
- Cox
- Comcast
- Time Warner
- Charter
- Insight
- Adelphia
- Cable One
- GCI
- Knology
- Susquehanna
- Grande
- Bright House
- Frankfort
- Black Hills
- Cebridge
  - Plus 50 Others

Asia
- Jupiter – Japan
- Synclayer – Japan
- Hanaro - Korea
- Commverge – Korea
- Han Kook – Korea
- Chengdu – China
  - Plus 12 Others

Europe
- UGC / Europe – Multiple Countries
- Retecal – Spain
- Cabovisao – Portugal
- Essent – Netherlands
- Accesscom – Israel
- Telenet – Belgium
- Laser GmbH – Germany
  - Plus 40 Others

Over 145 operators, in 37 countries, and growing…

5

ARRIS

Macro-trends are Driving Cable Equipment Spending Worldwide.... Heated Competition for the Customer! Telcos seek video subs... MSOs seek Telco subs VoIP in the very Early Stages of Rollout Worldwide Triple play of data, voice and video pushs bandwidth needs Internet Traffic driving Data speeds towards +100 Mbps High Definition TV on Demand is coming Wireless creates "Quadruple Play" opportunity

Why ARRIS?.... Positioned in "Sweet Spot" of Macro-trend CAPEX spending Rapid new product innovations and introductions Operational excellence... DSO's, Turns, Cost Reduction Strong Balance Sheet... Great Cash Generation Competition and Bandwidth drives demand for ARRIS products FY2005 and Q106 results demonstrate Market Leadership and ongoing Business Momentum

Financial Results Continue to Improve into 2006.... 2005 Revenues of $680M increased 39% over 2004 2005 GAAP EPS* of $0.52 up $0.85 from ($0.33) in 2004 Q106 GAAP EPS* of $0.19 up $0.15 from $0.04 in 2005 Q206 Guidance - $0.20-$0.23 GAAP EPS* - Rev. of $210-$220M *Included in GAAP EPS are amortization of intangibles, equity compensation expense, loss on debt retirement, restructuring and certain other costs. See our website at www.arrisi.com for a reconciliation of non-GAAP measures. Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Rev$ 112 121 128 130 136 162 201 181 208 210 10 Revenue ($M) Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 EPS -0.24 -0.06 -0.04 -0.01 0.04 0.08 0.18 0.2 0.19 0.2 0.03 EPS ($)

New ARRIS Product Introductions Reflect Industry Macro-trends... CMTS (Network) C4 DOCSIS 3.0 Wideband 100 to 1,000+ Mbps per sub ARRIS first to demonstrate ARRIS method now standard Critical in Asia, Europe, and the U.S. where VDSL and FTTH are being deployed D5 Next Gen Video Edge QAM First element of M-CMTS DOCSIS 3.0 Shared QAM Voice, Data, Video Address converging markets CPE Single Line EMTA Cable Modem replacement Multi-line EMTA MDU/Commercial Services Wireless Voice/Data Gateway 802.11g Wideband Modem 100+ Mbps per sub HSD DS-1/E-1 over Cable Commercial Services

Growth of ARRIS CMTS Products and Video QAM will Continue as Triple Play Grows... Over 750 ARRIS C4 CMTS chassis shipped worldwide More than 50 operators Largest deployment exceeds 3 Million subscribers D5 M-CMTS Video Edge QAM in field trials 1Q 2006 Source: Infonetics and ARRIS Source: Infonetics 2003 2004 2005 CMTS 40330 46461 62772 2005 2006 2007 2008 CMTS 750 870 1000 1100 Edge QAM 90 200 270 405

Cable CPE CAPEX shows Healthy Growth Potential as VoIP Rolls out…



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($M)
2004
2005
2006
2007
2008
2009
Commercial Servcies and MDU Products
Wireless Voice/Data Gateway
EMTA
Wireless Data only Gateway
Data only Cable Modem
Source: In-Stat 11/05, ARRIS Estimates

- 2005: first year of deployments, 2006 – 2008 more operator launches and velocity
- Total EMTA revenues increase as unit volumes outpace ASP declines
  - Profitability maintained through cost reduction and new product introductions
- More growth as new services are implemented using DOCSIS-embedded devices
  - Wireless Gateway, Multi-line EMTA, 100Mbps+ Wideband modem, DS-1 Commercial Service
- Top 6 North American MSO subscribers estimated to grow 170% to 5.8 M by YE06
- Worldwide cable VoIP subscribers estimated to grow 145% to 10.3 M by YE06
- Worldwide cable VoIP expected to reach 6% of basic video subscribers by YE06

11

ARRIS

Early Stages of VoIP and Growing Rapidly Worldwide.... US Cable VoIP penetration at less than 4% of homes passed Comcast forecasts 20% penetration of the 41 million homes that they pass by 2009.... Adding ~20,000 new subs per week Only ~50% of Comcast operating areas are now being marketed to for VoIP... 100% by next year Time Warner adding ~20,000 new telephony subs/week... 8% overall vs. 23% in Portland CableVision at 19% and growing... Cox well over 30% Adelphia set to go VoIP in 2H06.... International VoIP Growth mirrors US VoIP Growth

Expanding Touchstone(r) Product Family to Meet All Customer Needs... Commercial Services DS1 over DOCSIS Commercial Services DS1 over DOCSIS Multi - line E - MTA for MDU Multi - line E - MTA for MDU Battery ALARM SYSTEM Primary Line VoIP E - MTA Battery ALARM SYSTEM Primary Line VoIP E - MTA 100Mbps+ Wideband IPTV 100Mbps+ Wideband IPTV IPTV Wireless Voice/Data Gateway

ARRIS Touchstone Telephony leads the Market... *Note: Top 10 E-MTA customers for 1Q06 Shipped over 4 million Touchstone Telephony Modems ARRIS maintained #1 Market Share in '05 and into '06 New Innovative Products in 2006 (Multi-line, Wireless, Wideband)

ARRIS Touchstone Telephony Modem Deployments vs. Inventory Levels are as expected... Bottom's up analysis of shipments vs. deployments Forward-looking estimate of customer inventory vs. future deployment rate, accounting for product lost due to customer churn and shrinkage Continued strong customer demand (ARRIS estimates) Touchstone E-MTAs - All Customers 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 Oct- 04 Nov- 04 Dec- 04 Jan- 05 Feb- 05 Mar- 05 Apr- 05 May- 05 Jun- 05 Jul- 05 Aug- 05 Sep- 05 Oct- 05 Nov- 05 Dec- 05 Jan- 06 Feb- 06 Mar- 06 E-MTA Units 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 Working Inventory (months) Cumulative Shipments Cumulative Deployments Net Working Inventory (months) @ 1% monthly Shrinkage/Churn Net Working Inventory (months) @ 3% monthly Shrinkage/Churn

ARRIS Market Share Continues to Improve... Entered the DOCSIS(r) CMTS market in 2002 and took share ~ 0% share 2001 to ~ 23% share revenue Q4 2005 Strong CMTS results in Q106 Launched VoIP E-MTA in 2003 and gained #1 position > 30% share units Q4 2005 (#1 worldwide) Shipped over 1 million EMTAs in Q106... #1 again! Focus on High Growth Areas allows for More Share of Cable Capex spending Value, Standards, Reliability, Superior Service Source: Infonetics

New Services Create More Traffic and Consume More Bandwidth.... E-Mail Digital Music VoIP Digital Photos Podcasting Online- Games Video Mail Video Blogs All Video on Demand Unicast per Subscriber Web Browsing Video on Demand High Definition Video on Demand Advanced Services Demand More Bandwidth Video Mail 0 10 20 30 40 50 60 70 80 90 100 Megabits per Second per Subscriber

ARRIS CMTS Growth Strategy Provides Plan for New HSD, VoIP and IP-TV Services... Continue technology leadership Reliability (Hitless failover and Upgrades) Carrier grade VoIP Highest density DOCSIS 2.0 - Euro DOCSIS Qualified Software upgrade for Wide-Band 100 Mbps Deliver market leading features Wideband data Channel Bonding 10 Gbps Routing Virtual Private Networks and DS-1 Lead in Next Generation M-CMTS DOCSIS 3.0 Compliance "All in One" C4/D5 M-CMTS Easy upgrade of existing base Either all-ARRIS or multi-vendor solutions Commitment to Converged Services Everything IP, Everywhere...Voice, Data, Video C4 CMTS/M-CMTS C3 CMTS D5 Edge QAM/M-CMTS

Do MSOs need a Next Gen CMTS? Triple play is moving to converged IPTV, VoIP, and HSD Requires more bandwidth, security, and IP addresses to facilitate the shift to Everything IP, Everywhere Flexible bandwidth allocation needed to reduce CAPX/sub Discrete deployment of Upstream and Downstream capacity allows cost-effective emerging services like IPTV Competition from DSL and FTTX is driving Wideband data IPv6 is needed to resolve IP address exhaust for large MSO or interconnected IP networks Answer: DOCSIS 3.0 and Modular-CMTS (M-CMTS)

In Summary, a Very Positive Outlook in 2006 and Beyond... Momentum in fast growing market segments Rapid new product innovations Operational excellence Strong Balance Sheet Leading to continued top and bottom line improvements....

Questions

Resource Appendix -Customer Premise Equipment (CPE) -Cable Modem Termination System (CMTS) & D5 -Fixed Mobile Convergence (FMC) (see JPMorgan Tech Conference at www.arrisi.com for Appendix of slides)

Current E-MTA Portfolio... Supports both PacketCable and SIP.... Touchstone(tm) Telephony Modem Platinum Touchstone(tm) Telephony Modem Gold Touchstone(tm) Telephony Modem Silver Touchstone(tm) Telephony Modem Bronze Application Carrier Grade Voice & Data Carrier Grade Voice & Data Voice & Data Voice & Data Capacity 2 RJ11 1 RJ45 1 USB 2 RJ11 1 RJ45 1 USB 2 RJ11 1 RJ45 1 USB 1 RJ11 1 RJ45 CableLabs(r) PC 1.1/DOCSIS(r) 2.0 PC 1.1/DOCSIS 2.0* PC 1.0/DOCSIS 2.0* PC 1.0/DOCSIS 2.0* Features Battery Backup 8-16 Hrs Lithium Ion 4 Hrs Lithium Ion Local power only Local power only Data Interface Bridged 10/100BT & USB Bridged 10/100BT & USB Bridged 10/100BT & USB 10/100BT Voice CODEC 711, 726, 729 711, 726, 729 711, 726, 729 711, 726, 729 Specials Battery Telemetry Battery Telemetry *Euro-DOCSIS models also available

ARRIS Touchstone(r) Telephony Tools... Accelerating Time to Market and lowering Cost of Ownership..... T.38 Fax Relay Dial Pulse Support Gain Compensated CallerID Normal/Power Ringing End-of- Call Stats Hitless S/W Upgrade Loop Diagnostics Loop Voltage Mgmt

The Next Generation ARRIS EMTA... Replaces the TM402 family Lower Cost Based on next gen chipsets Smaller footprint Same field proven line card features available in TM402 48V supervisory Constant current boost mode 5 REN, etc.. Redesigned battery solution 2 cell pack - 5 hours 4 cell pack - 10 hours Integrated power supply No power cord brick! ILEC cross-wiring protection Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now TM502 Product Family

Multi-Line EMTAs for MDUs and Small Businesses…


ARRIS

TM512A 12-Line EMTA

- 8 or 12 line configurations (TM508A and TM512A)
- Integrated DOCSIS 2.0 Cable modem
- PacketCable and SIP Protocols
- Carrier class telephony interface (line diags, current boost mode)
- Support for External Battery Backup
- Wall mount and rack mount options
- RJ45 10/100BaseT Data Interface
- Available June 2006

26

ARRIS

Wideband Modem will meet Market Bandwidth Demands.... Standards-based IP Bonded Channels Downstream data rates 4 DOCSIS channels 160 Mbps Upstream data rates 4 DOCSIS 2.0 channels 120 Mbps Quality of Service Ethernet 10/100/1000BT External AC/DC converter DOCSIS 3.0 compatible Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 Available July 2006 WBM650A Wideband Modem

802.11g Wireless Gateway....

Combines Leading EMTA Technology with Wireless to Create an ideal Home Network

- CableLabs Compliant
- 2 analog POTs lines
- 10/100 Base-T 4 Port Ethernet Switch and USB 1.1 interface
- Network Address Translation (NAT) and DCHP Server
- Wire Equivalent Privacy
- VPN Capability
- Battery-backup and non-battery versions
- Available 3Q06



WTM552

28

ARRIS

DS-1 Circuit Emulation Modem for Commercial Services... Based on ARRIS' industry leading carrier-grade embedded MTA platforms Ethernet (RJ45) packet data interfaces T1 TDM data interface Lithium-ion battery back-up 2.2AH DOCSIS 2.0 compliant transport TDM data and packet data both supported from a single, compact, battery-backed CPE Proven and extremely stable DOCSIS 2.0 cable modem platform with very large deployed base Industry leading battery technology technology technology technology technology technology technology technology technology technology technology technology technology technology technology technology technology technology Circuit Emulation Service Modem

ARRIS FlexPath™ Operation Utilizes Existing Cadant® C4® CMTS with Software Update

Deployed Cadant C4 CMTS Chassis Are FlexPath Solution Hardware Ready!

Today's Cadant C4 CMTS with a FlexPath Upgrade

Up to four separate downstreams from multiple Cadant C4 Cable Access Modules (CAMs)


40 Mbps
40 Mbps
40 Mbps
40 Mbps
30 Mbps
30 Mbps
30 Mbps
30 Mbps
New FlexPath Widebanc
(160 Mbps downstream 120 Mbps upstream)
Any legacy DOCSIS® Cable modem on any downstream or upstream (40 Mbps downstream (30 Mbps upstream)
Up to four separate upstreams to Cadant C4 CAMs

30

ARRIS D5(tm) First ARRIS Next Generation Modular CMTS Element DOCSIS 3.0 QAM Sharing Converged Voice, Data, Video MPEG switched digital video VOD Multicast IPTV Unicast IPTV DOCSIS IP Multimedia content Integrated with VOD suppliers Broadbus, C-COR, Concurrent, Kasenna Industry leading value, density and modularity Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now Available Now

Fixed Mobile Convergence (FMC) presents new "Quadruple Play" opportunity.... Enable subscribers to seamlessly move between cellular networks and local area wireless networks while still receiving the same set of services 802.11 E-MTA

Cellular IMS Core MAP DOCSIS Core HFC Mobility Application Server Network Convergence is coming... Mobile Switching Center SS7 PSTN Residential Wi-Fi Community Wi-Fi Enterprise Wi-Fi Visited Location Register Home Location Register H V

FMC Provides Value to all Participants... MSO Reduced churn, adds ARPU Quad play differentiation Guaranteed QoS Enables new phone, data and video features and drives BB penetration Handset Manufacturer FMC stimulates handset churn Cable subs represent new, large market Consumer More value at lower or equivalent price Multi-service bundle with new value services Convenience, simplicity and guaranteed QoS Mobile Operator New low churn subs Low cost channel - No subsidy Equivalent operating margins Reduced spectrum investment